UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2008

QuadraMed Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32283	52-1992861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12110 Sunset Hills Road, Suite 600, Reston, VA 20190

(Address of principal executive office and zip code)

(703) 709-2300

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 8, 2008, QuadraMed Corporation (the “Company”) issued a press release announcing earnings and other financial results for its fiscal quarter ended June 30, 2008. In addition, the press release announced that management would review these results in an investment community conference call at 5:00 PM Eastern (2:00 PM Pacific) on August 8, 2008.

Copies of the press release and the transcript of this conference call are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference in response to this Item 2.02.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 8, 2008, the Company announced that David Piazza, the Company’s Chief Financial Officer, Executive Vice President, Corporate Secretary and Treasurer, has provided the Company with notice of his resignation, to be effective August 29, 2008. Mr. Piazza has served as Chief Financial Officer since August 2005. Mr. Piazza has accepted a position as chief operating officer of a private software company in Northern Virginia, and his resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

During the Company’s search for Mr. Piazza’s permanent replacement, the Company has named Lora Zalewski, 44, the Company’s Vice President of Finance, to serve as interim Chief Financial Officer beginning on September 1, 2008.

Ms. Zalewski joined the Company in May 2004 as Director of Finance, where her responsibilities included starting the Company’s revenue assurance group and completing the PeopleSoft conversion from legacy systems. She was promoted to Vice President of Finance in March 2006, where she currently oversees the Company’s billing, revenue, collections and financial planning and analysis functions. Prior to joining the Company, Ms. Zalewski served as Area Controller for AT&T Government Solutions in Vienna, VA from October 2002 to May 2004, where she was responsible for the monthly closing process and financial analysis.

In connection with Ms. Zalewski’s service as interim Chief Financial Officer, Ms. Zalewski will receive (i) additional compensation of $8,000 per month and (ii) a retention bonus of $60,000 if she continues in service with the Company through the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

The Company’s aforementioned press release on August 8, 2008 included an announcement of Mr. Piazza’s resignation and Ms. Zalewski’s appointment as interim Chief Financial Officer. A copy of this press release is furnished as Exhibit 99.1 and is incorporated herein by reference to this Item 5.02.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit 99.1	QuadraMed Corporation Press Release, dated August 8, 2008.

Exhibit 99.2	QuadraMed Corporation Investment Community Conference Call Transcript, dated August 8, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2008

QuadraMed Corporation

/s/ Keith B. Hagen
Keith B. Hagen,
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	QuadraMed Corporation Press Release, dated August 8, 2008.

99.2	QuadraMed Corporation Investment Community Conference Call Transcript, dated August 8, 2008.